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    EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                        REQUIRED BY RULE 13a-14(b) OF THE
                SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

         Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of International Wire Group, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that:

         (i) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13a or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003                          /s/ GLENN J. HOLLER
                                                  ------------------------------
                                                  Name: Glenn J. Holler
                                                  Title: Chief Financial Officer


         A signed original of this written statement, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement, has been provided to International Wire Group, Inc. and will be retained by International Wire Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.